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Exhibit 13.2

CERTIFICATION PURSUANT TO
SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Mechel Steel Group OAO (the "Company") hereby certifies, to such officer's knowledge, that:

            (i)  the accompanying Annual Report on Form 20-F of the Company for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

           (ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2005

/s/ SVETLANA V. ARDENTOVA Svetlana V. Ardentova Chief Financial Officer

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  Exhibit 13.2
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002